Exhibit 10.1

SUPPORT AGREEMENT

This Support Agreement (this “Agreement”) is dated January 6, 2026, and is between Onward AcquireCo, Inc., a Delaware corporation (“Parent”), OneStream, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company listed on the signature pages hereto (each, a “Company Stockholder” and, collectively, the “Company Stockholders”).

RECITALS

A. The Company Stockholders Own certain shares of Company Common Stock.

B. Parent, Onward Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub I”), Onward Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub II” and together with Parent and Merger Sub I, the “Buyer Parties”), the Company and OneStream Software LLC, a Delaware limited liability company and subsidiary of the Company (the “Company LLC” and together with the Company, the “Company Parties”) are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), which provides (subject to the terms and conditions set forth therein) for (i) the merger of Merger Sub I with and into the Company LLC (the “Company LLC Merger”) and (ii) the merger of Merger Sub II with and into the Company (the “Company Merger” and together with the Company LLC Merger, the “Mergers”).

C. In the Company LLC Merger, each Company LLC Unit that is outstanding as of immediately prior to the Company LLC Merger Effective Time (other than Owned Company LLC Units) will be cancelled and automatically converted into the right to receive the Per Unit Price, as provided in the Merger Agreement.

D. In the Company Merger, each share of Company Class A Common Stock and Company Class D Common Stock that is issued and outstanding as of immediately prior to the Company Merger Effective Time (other than Owned Company Shares and Dissenting Company Shares) will be automatically converted into the right to receive the Per Share Price, as provided in the Merger Agreement.

E. In the Company Merger, each share of Company Class B Common Stock and each share of Company Class C Common Stock that is outstanding as of immediately prior to the Company Merger Effective Time (other than Owned Company Shares or Dissenting Company Shares) will be automatically converted into the right to receive the Class B/C Per Share Price, as provided in the Merger Agreement.

F. The Parties are entering into this Agreement and undertaking the obligations and covenants herein in order to induce (x) with respect to the Company Stockholders, the Buyer Parties and the Company Parties to enter into the Merger Agreement, and (y) with respect to the Buyer Parties and the Company Parties, the Company Stockholders to enter into this Agreement.

AGREEMENT

The parties to this Agreement (each a “Party” and together the “Parties”), intending to be legally bound, agree as follows:

Section 1.	CERTAIN DEFINITIONS

For purposes of this Agreement:

1.1 Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

1.2 “Expiration Time” means the earliest to occur of: (a) the valid termination of the Merger Agreement in accordance with its terms; (b) the Company Merger Effective Time; (c) with respect to any Company Stockholder, the election of such Company Stockholder in its sole discretion to terminate this Agreement (x) following a Company Board Recommendation Change prior to the execution and delivery to the Company of the Stockholder Written Consent or (y) in the event that the Merger Agreement is amended, modified or supplemented in a manner that (i) decreases the Per Share Price or Per Unit Price payable to such Company Stockholder (other than any such decrease in accordance with Section 2.9(c) of the Merger Agreement) or (ii) changes the form of the Per Share Price or the Per Unit Price payable to such Company Stockholder; and (d) with respect to any Company Stockholder, the termination of this Agreement by written agreement of each of Parent, the Company and such Company Stockholder.

1.3 A Company Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if such Company Stockholder (a) is the record owner of such security; or (b) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

1.4 “Subject Securities” means, with respect to any Company Stockholder (a) all securities of the Company (including all shares of Company Capital Stock and all Company Equity-Based Awards and other rights to acquire shares of Company Capital Stock) that are Owned by such Company Stockholder as of the date of this Agreement; (b) all Company LLC Units Owned by such Company Stockholder as of the date of this Agreement; and (c) all additional securities of the Company (including all additional shares of Company Capital Stock and all additional Company Equity-Based Awards and other rights to acquire shares of Company Capital Stock) or Company LLC Units of which such Company Stockholder acquires Ownership during the Support Period.

1.5 “Subject Shares” means, with respect to any Company Stockholder, at any time, the shares of Company Common Stock Owned by such Company Stockholder at such time.

1.6 “Support Period” means the period commencing on (and including) the date of this Agreement and ending upon the Expiration Time.

1.7 A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (a) sells, pledges, hypothecates, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent or the Company; (b) enters into an agreement or commitment contemplating the sale of, pledge of, hypothecation of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than to the Company or to Parent or its Affiliates; or (c) reduces such Person’s beneficial ownership of or interest in such security.

Section 2.	TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Subject Securities. Each Company Stockholder agrees that, subject to Section 2.2, during the Support Period, such Company Stockholder shall not cause or permit any Transfer of any of such Company Stockholder’s Subject Securities to be effected (other than in connection with the Mergers); provided, however, that a Company Stockholder may Transfer shares of Company Capital Stock (a) in connection with the payment of the exercise price (including on a “net settlement” basis) or the payment or satisfaction of Taxes or Tax withholding obligations applicable to the exercise, vesting, settlement or conversion of any Company Equity-Based Awards; (b) pursuant to any non-consensual order of a Governmental Authority, by divorce decree of a court of competent jurisdiction or by will, intestacy or other similar applicable Law upon such the death of an applicable individual; or (c) pursuant to any redemption, exchange or conversion of Company LLC Units or shares of Company Common Stock in accordance with the terms of the Company LLC Agreement or the Company Charter, as applicable, in connection with any Transfer otherwise permitted by this Agreement. Without limiting the generality of the foregoing, during the Support Period, each Company Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer.

2.2 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by a Company Stockholder: (a) if such Company Stockholder is a natural Person, (i) to any member of such Company Stockholder’s immediate family, or to a trust for the benefit of Company Stockholder or any member of Company Stockholder’s immediate family, (ii) to any charitable foundation or organization, including donor advised funds; or (iii) to any Affiliate of such Company Stockholder; or (b) if such Company Stockholder is a corporation, partnership, limited liability company or otherwise not a natural person (an “Entity”), (i) to one or more partners, members or equityholders of such Company Stockholder; or (ii) to any Affiliate of such Company Stockholder; provided, however, that a Transfer referred to in this Section 2.2 shall be permitted only if, as a precondition to such Transfer, the transferee agrees (for the benefit of the Buyer Parties and the Company Parties) in a written document, reasonably satisfactory in form and substance to Parent and the Company, to be bound by all of the terms of this Agreement to the same extent as applicable to the transferring Company Stockholder. Notwithstanding anything to the contrary herein, in no event shall any Transfer permitted pursuant to this Section 2.2 relieve the transferring Company Stockholder of its obligations pursuant to this Agreement other than with respect to the Subject Securities that have been so Transferred.

2.3 Company Obligations. During the term of this Agreement, the Company will not register or otherwise recognize the transfer (book-entry or otherwise) of any Subject Shares, except as permitted by, and in accordance with, this Agreement.

Section 3.	VOTING OF SHARES

3.1 Stockholder Written Consent. Unless this Agreement has been terminated, each Company Stockholder hereby agrees to execute and deliver to the Company the Stockholder Written Consent in the form attached hereto as Exhibit A reasonably promptly after (and in any event within twenty-four (24) hours following) the execution and delivery of the Merger Agreement by the Parties thereto. Each Company Stockholder acknowledges and agrees that the Stockholder Written Consent will be irrevocable following the execution and delivery thereof by such Company Stockholder, and such Company Stockholder will not seek to revoke or contest the Stockholder Written Consent following such Company Stockholder’s execution and delivery thereof.

3.2 Voting Covenant. Each Company Stockholder hereby agrees, during the Support Period, that (a) in any action by written consent of the stockholders of the Company submitted to such Company Stockholder, such Company Stockholder shall, to the fullest extent that such Company Stockholder’s Subject Shares are entitled to vote thereon, duly execute and deliver such written consent with respect to its Subject Shares before any deadline reasonably requested by the Company; and (b) at any meeting of the stockholders of the Company (however called), and at every adjournment or postponement thereof, such Company Stockholder shall, to the fullest extent that such Company Stockholder’s Subject Shares are entitled to vote thereon, cause such Company Stockholder’s Subject Shares to be voted by granting and delivering a valid proxy or other instructions necessary to vote such Subject Shares at such meeting (or adjournment or postponement thereof), no later than the fifth Business Day prior to the scheduled date of such meeting (or adjournment or postponement thereof), in each case of the foregoing (a) and (b), as follows:

(i) in favor of the adoption of the Merger Agreement and the approval of the Mergers and the transactions contemplated by the Merger Agreement;

(ii) against any Acquisition Proposal;

(iii) against any action or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(iv) against any proposal involving the Company or any of its Subsidiaries that would reasonably be expected to prevent, interfere with, or impair the consummation of the Mergers.

Each Company Stockholder shall not revoke or modify the instructions granted pursuant to the immediately preceding sentence prior to the Expiration Time, except, in each case, as may be necessary to comply with the voting obligations set forth in Section 3.1 or this Section 3.2. Notwithstanding anything to the contrary in this Agreement, if at any time prior to the Expiration Time a Governmental Authority of competent jurisdiction enters an order restraining, enjoining or otherwise prohibiting a Company Stockholder from taking any action pursuant to Section 3.1 or this Section 3.2, then the obligations of such Company Stockholder set forth in Section 3.1 or this Section 3.2 shall be of no force and effect for so long as such order is in effect and solely to the extent such order restrains, enjoins or otherwise prohibits such Company Stockholder from taking any such action; provided, in each case, that such Company Stockholder shall have used its reasonable best efforts to prevent and avoid the entry of such order and to contest, eliminate or dissolve such order as promptly as practicable.

3.3 Other Voting Agreements; Voting Trusts; Proxy. Each Company Stockholder shall not deposit the Subject Shares in a voting trust or enter into any tender, voting or other similar agreement, or grant a proxy or power of attorney, with respect to such Company Stockholder’s Subject Shares, in each case, that is inconsistent with this Agreement, or otherwise take any other action with respect to any of such Company Stockholder’s Subject Securities that would in any way prevent, interfere with or impair the performance of such Company Stockholder’s obligations hereunder.

3.4 Other Proposals. For the avoidance of doubt, nothing in this Agreement shall require any Company Stockholder to vote in any manner with respect to any amendment, modification or waiver of the Merger Agreement, or the taking of any action that would reasonably be expected to result in the amendment, modification or waiver of any provision of the Merger Agreement, in each case, in a manner that (i) decreases the Per Share Price or Per Unit Price payable to such Company Stockholder (other than any such decrease in accordance with Section 2.9(c) of the Merger Agreement), (ii) changes the form of the Per Share Price or the Per Unit Price payable to such Company Stockholder, (iii) imposes any material restrictions or any additional material conditions on the consummation of the Mergers or the payment of the Per Share Price or Per Unit Price to such Company Stockholder or (iv) extends the Termination Date. Except as expressly set forth in this Section 3, nothing in this Agreement shall limit the right of any Company Stockholder to vote in favor of, against or abstain from voting in any manner with respect to any other matters presented or submitted to the stockholders of the Company.

3.5 Waiver of Appraisal Rights. Each Company Stockholder hereby irrevocably waives, and agrees not to exercise or assert, any appraisal rights under applicable Law, including Section 262 of the DGCL, with respect to all of the Subject Shares Owned by such Company Stockholder with respect to the Mergers and the transactions contemplated by the Merger Agreement.

3.6 No Solicitation. Subject to Section 7.2, each Company Stockholder hereby agrees that, during the Support Period, such Company Stockholder shall not take any action, in his, her or its capacity as a stockholder of the Company, that the Company is then-prohibited from taking pursuant to Section 5.4(a)(iii) of the Merger Agreement. Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company is permitted to take certain actions set forth in Section 5.4 of the Merger Agreement with respect to an Acquisition Proposal, each Company Stockholder (or any Representative of such Company Stockholder) in his or her capacity as an officer or director of the Company, as applicable, will be free to participate in any discussions or negotiations regarding such actions in accordance with and subject to the provisions of the Merger Agreement.

3.7 Solicitation. Each Company Stockholder further agrees that, until the Expiration Time, such Company Stockholder will not (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition of any proposal to approve the Merger Agreement and the Merger or in opposition of any proposal against any Acquisition Proposal, (b) initiate a stockholders’ vote with respect to an Acquisition Proposal or (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal.

3.8 KKR Investors. The undersigned Company Stockholders (a) agree that they constitute the “KKR Investors” as such term is defined in the Stockholders’ Agreement and (b) hereby provide the written consent (or agreement) of KKR Dream Holdings LLC and the KKR Investors required in connection with a Change of Control (as defined in the Company Charter) under Section 2(g)(i) of the Stockholders’ Agreement and Article IV, Section 4.4(c) of the Company Charter with respect to the execution of the Merger Agreement, the consummation of the Mergers and/or the consummation of any other Transactions (to the extent to which each and/or any such occurrence constitutes a Change of Control).

Section 4.	REPRESENTATIONS AND WARRANTIES OF THE PARTIES

Each Party hereby represents and warrants, solely with respect to such Party, as follows:

4.1 Authorization, etc. Such Party has the requisite power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by such Party and, assuming this Agreement constitutes the valid and binding agreement of the other Parties, constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. If such Party is an Entity, then such Party is duly organized, validly existing and in good standing (where such concept is recognized) under the laws of the jurisdiction in which it was organized, formed or constituted.

4.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by such Party does not, and the performance of this Agreement by such Party will not: (i) if such Party is an Entity, conflict with or violate any of the charter or other organizational documents of such Party; (ii) violate any Law or Order applicable to such Party or by which such Party or any of its properties is bound; or (iii) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to any other Person (with or without notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of any material obligation under any Contract to which such Party is a party or by which such Party or its properties is bound or result (with or without notice or lapse of time or both) in the creation of any Lien on any of such Party’s properties (including, in respect of any Company Stockholder, any Subject Securities), except, in the case of the foregoing clauses (ii) or (iii), as would not prevent, materially impair or materially delay such Party’s ability to perform such Party’s obligations under this Agreement.

(b) The execution and delivery of this Agreement by such Party does not, and the performance of this Agreement by such Party will not, require any Consent of any Governmental Authority, or require such Party to give any notice to any Governmental Authority, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States or federal or state securities laws and the rules and regulations promulgated thereunder and except where the failure to obtain such Consent or to give such notice would not prevent, materially impair or materially delay such Party’s ability to perform such Party’s obligations under this Agreement.

4.3 Absence of Litigation. As of the date of this Agreement, there is no Legal Proceeding pending against, or, to the knowledge of such Party, threatened against, such Party that would reasonably be expected to prevent, materially impair or materially delay such Party’s ability to perform its obligations under this Agreement.

Section 5.	ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE COMPANY STOCKHOLDERS

Each Company Stockholder hereby represents and warrants, solely with respect to such Company Stockholder, as follows:

5.1 Title to Securities. As of the date of this Agreement: (a) such Company Stockholder Owns (free and clear of any Liens, other than Liens (i) created by this Agreement, the Stockholders’ Agreement, the Company Charter or the Company LLC Agreement and (ii) restrictions on transfer of general applicability arising under applicable securities Laws) the number of outstanding shares of Company Capital Stock and Company LLC Units set forth under the heading “Securities Owned” on such Company Stockholder’s signature page of this Agreement; and (b) such Company Stockholder holds (free and clear of any Liens, except where such Lien would not prevent, impair or delay such Company Stockholder’s ability to perform such Company Stockholder’s obligations under this Agreement) the Company Equity-Based Awards set forth under the heading “Equity Awards Owned” on such Company Stockholder’s signature page of this Agreement.

Section 6.	RESTRICTIVE COVENANTS

6.1 Each Company Stockholder agrees that, until the first anniversary of the Closing Date (the “Restricted Period”), such Company Stockholder shall not, and shall not directly or indirectly direct or cause any other Person to, hire or engage or attempt to hire or engage for any type of employment or provision of services any Person who was employed or engaged (including as a service provider) by Onward Holdco, L.P. or any of its Subsidiaries with a title of Vice President or higher immediately prior to the Closing (each such Person a “Covered Employee”) or (ii) induce or attempt to induce any Covered Employee to leave his or her employ with Onward Holdco, L.P. or any of its Subsidiaries or in any way knowingly or intentionally interfere with the relationship between any of the Group Companies and any of their respective employees or other service providers. Notwithstanding the foregoing, nothing in this Agreement, including this Section 6.1, shall prohibit such Company Stockholder from (A) making general solicitations not targeted at a Covered Employee (provided that this clause (A) shall not permit such Company

Stockholder to hire or engage any such Covered Employee that responds to such general solicitation), or (B) soliciting or hiring any Covered Employee who has not been employed or engaged (including as a service provider) by Onward Holdco, L.P. or any of its Subsidiaries for at least three (3) months prior to the date of solicitation, hiring or engagement.

6.2 Subject to Section 6.5, each Company Stockholder agrees that, during the Restricted Period, such Company Stockholder shall not make or publish, or cause to be made or published, in the public domain, through any print or electronic media or otherwise, or through a third-party, any statements or comments that disparage, injure, or diminish (or that a reasonable person would expect would likely have the effect of disparaging, injuring, or diminishing) the reputation or goodwill of any Company Party or, if such Person’s affiliation with a Company Party is known or should have been known after reasonable inquiry by such Company Stockholder at the time of such statement or comment, any Company Party’s partners, directors, officers, managers, members, employees, service providers, agents, representatives or consultants, in each case, in their capacity as such; provided, that the foregoing shall not apply to (i) any truthful testimony under oath in connection with any Legal Proceeding, (ii) any truthful information provided pursuant to a valid and legal order by any court or governmental authority having jurisdiction over such Company Stockholder, (iii) confidential communications with any governmental authority having jurisdiction over such Company Stockholder or as otherwise required by applicable law, or (iv) disclosures under obligations of confidentiality to limited partners and potential limited partners of investment funds managed by or affiliated with such Company Stockholder.

6.3 If, at the time of enforcement of Sections 6.1 or 6.2, a court of competent jurisdiction shall hold in a final and non-appealable decision that the covenants stated in Section 6.1 or 6.2 are unenforceable because they exceed the duration or scope permitted by applicable Law, the Parties agree that the maximum duration or scope permitted by applicable Law shall be substituted for such stated duration or scope, or the covenant shall otherwise be revised to make it enforceable, and that in such event such court shall be allowed to revise the covenants herein to cover the maximum duration or scope permitted by applicable Law or to otherwise modify them to make them enforceable.

6.4 Each Company Stockholder acknowledges and agrees that (i) the Company Parties will suffer irreparable harm from a breach by such Company Stockholder of any of the covenants or agreements contained in this Section 6.4, (ii) the restrictive covenants set forth in this Section 6.4 are of a special, unique and extraordinary character, the loss of which cannot be adequately compensated by monetary damages, (iii) the periods of restriction and scope of restriction imposed by the provisions of this Section 6.4 are fair and reasonable and are reasonably required for the protection of the Company Parties in whose favor such restrictions operate, (iv) but for such Company Stockholder’s agreements to be bound by the restrictive covenants set forth in this Section 6, Parent would not have entered into this Agreement, (v) in the event of an alleged or threatened breach by such Company Stockholder of any of the provisions of this Section 6.4, the Company Parties or their successors or assigns shall be entitled, in addition to all other rights and remedies existing in its or their favor, to seek specific performance and/or injunctive or other equitable relief (without posting a bond or other security) in order to enforce or prevent any violations of the provisions hereof (including, without limitation, the extension of the Restricted Period by a period equal to the duration of the violation of this Section 6), (vi) in the event a court of competent jurisdiction, in a final and non-appealable decision, finds a material violation by such Company Stockholder of any of the provisions of this Section 6, the Restricted Period shall be tolled from the date of the violation until such violation is cured and (vii) the restrictions contained in this Section 6 are reasonable and such Company Stockholder has been provided an opportunity to review the provisions of this Agreement with such Company Stockholder’s legal counsel.

6.5 Nothing in this Agreement shall prevent any Company Stockholder from: (a) communicating directly with, cooperating with, or providing information to any federal, state or local government agency, including without limitation the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Commodity Futures Trading Commission, the U.S. Department of Justice, the U.S. Equal Employment Opportunity Commission, the U.S. National Labor Relations Board, or any state or local commission on human rights or any self-regulatory organization, or otherwise initiating, testifying, assisting, complying with a subpoena from, or participating in any manner with an investigation conducted by such government agency, in each case regarding possible violations of law and without notifying or seeking permission from the Company; (b) voluntarily communicating with an attorney, accountant, or financial advisor retained by such Company Stockholder; or (c) disclosing any confidential information to a court or other administrative or legislative body in response to a subpoena, court order or written request; provided that such Company Stockholder first promptly notifies (to the extent legally permissible) and provides the Company or any of its Subsidiaries and their respective Affiliates or representatives with the opportunity to seek, and join in their efforts at the sole expense of the Company or any of its Subsidiaries and their respective Affiliates and representatives, to challenge the subpoena or obtain a protective order limiting its disclosure, or other appropriate remedy.

6.6 Each of the parties hereto acknowledges and agrees that none of the restrictions set forth in this Agreement shall apply to (a) Kohlberg Kravis Roberts & Co. L.P., a Delaware limited partnership (“KKR”), any of its Affiliates, or any investment vehicle sponsored by any of the foregoing, other than any Company Stockholder, or (b) any portfolio company or other operating company in which a Person specified in clause (a) hereof, including any Company Stockholder, KKR or any of its Affiliates, has a direct or indirect investment (each, a “Portfolio Company”), provided that such Portfolio Company is not acting at the direction of or on behalf of any Company Stockholder in contravention of this Section 6.

Section 7.	MISCELLANEOUS

7.1 Company Stockholder Information. Each Company Stockholder hereby agrees to permit the Buyer Parties and the Company Parties to publish and disclose in the Information Statement (or any other filing made by the Company or Parent with a Governmental Authority pursuant to applicable Law in connection with the consummation of the Mergers) such Company Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of such Company Stockholder’s agreements, arrangements and obligations under this Agreement (provided that such Company Stockholder shall have a reasonable opportunity to review and approve that portion of any disclosure that identifies such Company Stockholder by name prior to any such filing, such approval not to be unreasonably withheld, conditioned or delayed).

7.2 Fiduciary Duties. Each Company Stockholder is entering into this Agreement solely in such Company Stockholder’s capacity as an Owner of such Company Stockholder’s Subject Securities, and no Company Stockholder shall be deemed to be making any agreement in this Agreement in the capacity as a director or officer of the Company or any of its Subsidiaries, or in any manner that would limit any Person’s ability to take or fulfill, or refrain from taking or fulfilling, actions, fiduciary duties or other obligations as a director or officer of the Company or any of its Subsidiaries. Neither Parent nor the Company shall assert any claim that any action taken in any Person’s capacity as a director or officer of the Company or any of its Subsidiaries violates any provision of this Agreement.

7.3 Survival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements made by any Party in this Agreement shall survive the Expiration Time; provided, however, that (a) the agreements of the Parties set forth in this Section 7 shall survive the Expiration Time and shall remain in full force and effect; and (b) if the Effective Time does not occur, the occurrence of the Expiration Time shall not relieve a Company Stockholder from any liability arising from its intentional fraud or Willful Breach of any covenant or obligation contained in this Agreement prior to the Expiration Time.

7.4 Further Assurances. From time to time and without additional consideration, each Company Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents, certificates, instruments and documents, and shall take such further actions, in each case, as the Buyer Parties or the Company Parties may reasonably request to the extent required to carry out such Company Stockholder’s obligations under this Agreement.

7.5 Expenses. Except as otherwise provided in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

7.6 Notices.

(a) Addresses for Notice. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand; or (iv) immediately if sent by email (so long as no “bounce back” or similar message of non-delivery is received from all intended recipients with respect thereto). In each case, the intended recipient is set forth below:

if to a Company Stockholder: to such Company Stockholder’s address set forth on such Company Stockholder’s signature page hereto.

if to Parent to:

Onward AcquireCo, Inc. c/o Hg pooled Management Limited 1 More London Place
London, United Kingdom, SE1 2AF
Attn:	Legal Team
Email:	[***]

with a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attn:	Sean Doyle; Blair Thetford
Email:	sean.doyle@skadden.com; blair.thetford@skadden.com

if to the Company to:

OneStream, Inc. 191 N. Chester Street
Birmingham, Michigan 48009
Attn:	[***]
Email:	[***]

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati
Professional Corporation 650 Page Mill Road
Palo Alto, CA 94304-1050
Attn:	Alison B. Spinner; Michael Nordtvedt; Rezwan D. Pavri; Douglas K. Schnell; Remi P. Korenblit
Email:	aspinner@wsgr.com; mnordtvedt@wsgr.com; rpavri@wsgr.com; dschnell@wsgr.com; rkorenblit@wsgr.com

(b) Additional Procedures Related to Notices. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 7.6 as of the date of rejection, refusal or inability to deliver. From time to time, any Party may provide notice to the other Parties of a change in its address or any of the other details specified in or pursuant to this Section 7.6 through a notice given in accordance with this Section 7.6, except that notice of any such change will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (i) specified in such notice; or (ii) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 7.6.

7.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

7.8 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to such subject matter. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.

7.9 Amendment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the parties.

7.10 Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

7.11 Specific Performance.

(a) Irreparable Damage. Irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur if the Parties do not perform the provisions of this Agreement in accordance with their terms or otherwise breach any such provisions. The Parties acknowledge and agree that (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms of this Agreement; and (B) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, no Party would have entered into this Agreement.

(b) No Objections; Cooperation. The Parties will not raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, Parent or any undersigned Company Stockholder; and (B) the specific performance of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Parties pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each Party will seek and agree to, and use its reasonable best efforts to cooperate with the other Parties in seeking, an expedited schedule in any Legal Proceeding seeking an injunction or order of specific performance to attempt to fully resolve any dispute between the Parties during the Support Period.

7.12 Non-Exclusivity. The rights and remedies of Parent, the Company and the Company Stockholders under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

7.13 Governing Law. This Agreement is governed by and construed in accordance with the Laws of the State of Delaware.

7.14 Consent to Jurisdiction. Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 7.6 or in such other manner as may be permitted by applicable Law, but nothing in this Section 7.14 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of this Agreement; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement in any court other than the Chosen Courts. Each Party agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

7.15 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.15.

7.16 Counterparts. This Agreement and any amendments to this Agreement may be executed in one or more textually identical counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or through an electronic signature service (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version delivered in person. No Party may raise the use of Electronic Delivery to deliver a signature, or the fact that any signature, agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense.

7.17 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limiting the generality of the foregoing.” When used in this Agreement, the term “or” shall be construed in the inclusive sense of “and/or.” Any Contract, instrument or Law defined or referred to herein or in any Contract or instrument that is referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, including (in the case of Contracts or instruments) by waiver or consent and (in the case of Laws) by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. The parties hereto agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

7.18 Independence of Obligations. The covenants and obligations of each Company Stockholder set forth in this Agreement shall be construed as independent of any other Contract among any of the Company Stockholders or between such Company Stockholder, on the one hand, and Parent or the Company, on the other hand. The existence of any claim or cause of action by a Company Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against such Company Stockholder. Nothing in this Agreement shall limit any of the rights or remedies of any Person under the Merger Agreement, or any of the rights or remedies of Parent or the Company or any of the obligations of a Company Stockholder under any agreement between such Company Stockholder, on the one hand, and Parent or the Company, on the other hand; and nothing in the Merger Agreement shall limit any of the rights or remedies of Parent or the Company or any of the obligations of Company Stockholder under this Agreement.

7.19 Termination. This Agreement shall terminate upon the Expiration Time without any further obligation or liability of the applicable Parties under this Agreement; provided, however, that: (a) this Section 7 shall survive the termination of this Agreement and shall remain in full force and effect; and (b) if the Effective Time does not occur, the termination of this Agreement shall not relieve a Party from any liability arising from such Party’s intentional fraud or Willful Breach of any covenant or obligation contained in this Agreement prior to such termination.

7.20 No Agreement Until Executed; No Ownership Rights. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties unless and until (a) the Company’s board of directors has approved for purposes of any applicable anti-takeover laws and regulations, the transactions contemplated by the Merger Agreement and this Agreement, (b) the Merger Agreement is executed by all parties thereto and (c) this Agreement is executed by all parties hereto. Nothing contained in this Agreement shall be deemed to vest in Parent, the Company or any of their Affiliates any direct or indirect ownership of or with respect to the Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the applicable Company Stockholder and none of Parent, the Company or any of their Affiliates shall possess any power or authority to direct any Company Stockholder in the voting or disposition of any of the Subject Securities, except as otherwise specifically provided in this Agreement.

7.21 No Recourse. The Company Stockholders and their respective Affiliates shall not be liable for claims, losses, damages, expenses and other liabilities or obligations resulting from or related to breaches of the Merger Agreement by the Company. In no event shall any Company Stockholder have any liability under this Agreement with respect to the representations, warranties, liabilities, covenants or obligations under this Agreement (or under any other agreement substantially in the form of this Agreement) of any other Company Stockholder or any other stockholder of the Company. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the Parties and no former, current and future Affiliates, stockholders, limited partners, controlling persons, directors, officers, employees, agents, attorneys or any other Representatives of any Party who are not, themselves, a Party (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, in no event shall any Party or any of its Affiliates, and each Party agrees not to and to cause its controlled Affiliates not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party affiliated with the other Party.

[Signature pages follow.]

The parties have caused this Agreement to be duly executed as of the date first written above.

ONWARD ACQUIRECO, INC.
By:	/s/ Alan Cline
Name: Alan Christopher Cline
Title: Authorized Signatory

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

ONESTREAM, INC.
By:	/s/ Thomas Shea
Name: Thomas Shea
Title: Chief Executive Officer

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR AMERICAS XII (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 26,227,899
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR AMERICAS XII (DREAM II) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 86,801
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR AMERICAS XII EEA (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 3,261,412
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR NGT (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES NGT L.P., its general partner
By: KKR NEXT GEN TECH GROWTH LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 7,125,659
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR NGT (DREAM) BLOCKER PARENT (EEA) L.P.

By: KKR ASSOCIATES NGT L.P., its general partner
By: KKR NEXT GEN TECH GROWTH LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 1,067,910
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR WOLVERINE I LTD.

By: KKR Financial Management LLC

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 2,197,087
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR CUSTOM EQUITY OPPORTUNITIES FUND L.P.

By: KKR ASSOCIATES CUSTOM EQUITY OPPORTUNITIES L.P., its general partner
By: KKR CUSTOM EQUITY OPPORTUNITIES LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 757,590
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR-MILTON STRATEGIC PARTNERS L.P.

By: KKR ASSOCIATES MILTON STRATEGIC L.P., its general partner
By: KKR MILTON STRATEGIC LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 5,303,124
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR-PRIME AG FINANCING L.P.

By: K-PRIME HEDGE-FINANCE GP LIMITED, its general partner

By:	/s/ Sung Bum Cho
Name:	Sung Bum Cho
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 1,136,425
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR TFO PARTNERS L.P.

By: KKR ASSOCIATES TFO L.P., its general partner
By: KKR TFO GP LIMITED, its general partner

By:	/s/ Jeff Smith
Name: Jeffrey Smith
Title: Authorized Signatory

Address:	55 California St., 50th Floor

San Francisco, CA 94104

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day 250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 1,560,909
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR DREAM HOLDINGS LLC

By:	/s/ Dave Welsh
Name: Dave Welsh
Title: Authorized Signatory

Address:	55 California St., 50th Floor

San Francisco, CA 94104

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock: 45,795,416
Company Class D Common Stock:
Company LLC Units: 45,795,416

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]